FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

______________________________________
Date of Earliest Event Reported:  October 4, 2002

Date of Report: October 4, 2002

____________________________________

MELTRONIX, INC.

         CALIFORNIA                  0-23562       		 94-3142624

(State of Other Jurisdiction		(Commission 		(IRS Employer
      of Incorporation)		       File No.)   		Identification No.)


	4205 Ponderosa Avenue, San Diego, California              	   92123
	     (Address of Principal Executive Offices)        		(Zip Code)

	Registrant's Telephone Number:        (858) 292-7000

       9577 Chesapeake Drive, San Diego, California 92123
	(Former Name or Former Address, If Changed Since Last Report)

Item 5.  Other Events

Under Regulation FD, MeltroniX, Inc. ("MeltroniX") is filing this 8-K.

On October 4, 2002, secured creditors of MeltroniX foreclosed on and sold substantially all the equipment used by MeltroniX for producing semiconductors. MeltroniX lacked the resources to pay the debt being foreclosed upon.

Given the foreclosure, the company's inability to pay the underlying debt and other debts, and its inability to raise funding, MeltroniX regrets to inform its employees, investors and customers that the company is ceasing operations effective as of the close of business, October 4, 2002. With the exception of Chief Financial Officer Randal D. Siville, who will remain as interim President and Chief Executive Officer to oversee the company's winding up and termination, as of the company's cessation of operations all officers and directors will have resigned and all employees will have been terminated.

Concurrent with the filing of this Current Report of Form 8-K, MeltroniX is filing its Certification And Notice Of Termination Of Registration on Form 15.

Because of a lack of funding, MeltroniX will be unable to distribute a press release in connection with the foregoing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


					MELTRONIX, INC.


				      BY:  /s/ Randal D. Siville
DATE: October 4, 2002		    Randal D. Siville, Chief Financial Officer